                                                                     Exhibit 4.2


   8% SERIES A CONVERTIBLE                             8% SERIES A CONVERTIBLE
 REDEEMABLE PREFERRED STOCK                          REDEEMABLE PREFERRED STOCK
-----------------------------                        ---------------------------


-----------------------------                        ---------------------------

INCORPORATED UNDER THE LAWS OF  [LOGO] ITC DELTACOM       SEE REVERSE FOR
     THE STATE OF DELAWARE                              CERTAIN DEFINITIONS

                                                        CUSIP 45031T 50 0

This certifies that

is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE 8% SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK, PAR VALUE OF $.01 PER SHARE, OF
                               ITC/\DeltaCom, Inc.

(hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:


/s/ J. Thomas Mullis                        [SEAL]       /s/ Andrew M. Walker

        SECRETARY                                               PRESIDENT

Countersigned and Registered:
                          MELLON INVESTOR SERVICES LLC

                                                                  Transfer Agent
                                                                   and Registrar

By

                                                            Authorized Signature

                               ITC/\DeltaCom, Inc.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE SHALL BE REDEEMABLE AS PROVIDED IN THE CERTIFICATE OF DESIGNATION AND THE CORPORATION'S CERTIFICATE OF INCORPORATION AND SHALL BE CONVERTIBLE INTO THE CORPORATION'S COMMON STOCK IN THE MANNER AND ACCORDING TO THE TERMS SET FORTH IN THE CERTIFICATE OF DESIGNATION.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF CAPITAL STOCK. THE CORPORATION SHALL FURNISH TO ANY HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SECURITIES OF THE CORPORATION.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- __________ Custodian ________
   TEN ENT -- as tenants by the entireties                            (Cust)         (Minor)
   JT TEN  -- as joint tenants with                                 under Uniform Gifts to Minors
              right of survivorship and                             Act___________________________
              not as tenants in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by this Certificate, and does hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated__________________________________________

                                X
                                ------------------------------------------------

                                X
                                ------------------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By
________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.